                                                                   Exhibit 99.1

                   List of Joint Filers and Signature Page

BAIN CAPITAL INVESTORS, LLC

By: /s/ Joseph Robbins
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Title: Managing Director

BAIN CAPITAL FUND XII, L.P.

By: Bain Capital Partners XII, LLC,
its general partner

By: Bain Capital Investors, LLC,
its manager

By: /s/ Joseph Robbins
    ------------------
Title: Managing Director

BAIN CAPITAL PARTNERS XII, LLC

By: Bain Capital Investors, LLC,
its manager

By: /s/ Joseph Robbins
    ------------------
Title: Managing Director

BCPE Watson (DE) Aggregator GP, LLC

By: /s/ Joseph Robbins
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Title: Authorized Signatory

BCPE Watson (DE) Aggregator, LP

By: BCPE Watson (DE) Aggregator GP, LLC,
its general partner

By: /s/ Joseph Robbins
    ------------------
Title: Authorized Signatory

BCPE Watson (DE) BML GP, LLC

By: /s/ Joseph Robbins
    ------------------
Title: Authorized Signatory

BCPE Watson (DE) ORML GP, LLC

By: /s/ Joseph Robbins
    ------------------
Title: Authorized Signatory

BCPE Watson (DE) BML, LP

By: BCPE Watson (DE) BML GP, LLC,
its general partner

By: /s/ Joseph Robbins
    ------------------
Title: Authorized Signatory

BCPE Watson (DE) ORML, LP

By: BCPE Watson (DE) ORML GP, LLC,
its general partner

By: /s/ Joseph Robbins
    ------------------
Title: Authorized Signatory